UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 26, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2003


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


                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    August 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1     115,000,000.00   79,684,600.35  10,499,313.35     284,142.00   10,783,455.35       0.00            0.00     69,185,287.00
A1_2     116,895,000.00            0.00           0.00           0.00            0.00       0.00            0.00              0.00
A1_3     330,102,000.00  309,728,498.30  40,810,100.60   1,115,022.59   41,925,123.19       0.00            0.00    268,918,397.70
A2        62,131,000.00   57,503,119.52   6,332,383.92     219,646.69    6,552,030.61       0.00            0.00     51,170,735.60
B1         6,427,000.00    6,393,251.48       6,888.96      25,805.82       32,694.78       0.00            0.00      6,386,362.52
B2         5,785,000.00    5,754,622.65       6,200.82      23,942.58       30,143.40       0.00            0.00      5,748,421.83
B3         2,571,000.00    2,557,499.53       2,755.80      10,898.57       13,654.37       0.00            0.00      2,554,743.73
B4         1,286,000.00    1,279,247.13       1,378.44       5,451.40        6,829.84       0.00            0.00      1,277,868.69
B5         1,285,000.00    1,278,252.39       1,377.36       5,447.16        6,824.52       0.00            0.00      1,276,875.03
B6         1,287,370.00    1,280,609.97       1,379.90       5,457.21        6,837.11       0.00            0.00      1,279,230.07
R                100.00            0.00           0.00           0.00            0.00       0.00            0.00              0.00
TOTALS   642,769,470.00  465,459,701.32  57,661,779.15   1,695,814.02   59,357,593.17       0.00            0.00    407,797,922.17

X1       561,997,000.00  389,413,098.66           0.00     255,888.73      255,888.73       0.00            0.00   338,103,684.71
X2        62,131,000.00   57,503,119.52           0.00      33,926.84       33,926.84       0.00            0.00    51,170,735.60

----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1     36229RJF7    692.90956826     91.29837696   2.47080000  93.76917696          601.61119130      A1_1      4.279000 %
A1_2     36229RJG5      0.00000000      0.00000000   0.00000000   0.00000000            0.00000000      A1_2      1.679000 %
A1_3     36229RJH3    938.28119278    123.62875899   3.37781228 127.00657127          814.65243379      A1_3      4.320000 %
A2       36229RJJ9    925.51414785    101.91987768   3.53521897 105.45509665          823.59427017      A2        4.583682 %
B1       36229RJK6    994.74894663      1.07187801   4.01522016   5.08709818          993.67706862      B1        4.843698 %
B2       36229RJL4    994.74894555      1.07187900   4.13873466   5.21061366          993.67706655      B2        4.992698 %
B3       36229RJM2    994.74894205      1.07187865   4.23903928   5.31091793          993.67706340      B3        5.113698 %
B4       36228FMH6    994.74893468      1.07188180   4.23903577   5.31091757          993.67705288      B4        5.113698 %
B5       36228FMJ2    994.74894163      1.07187549   4.23903502   5.31091051          993.67706615      B5        5.113698 %
B6       36228FMK9    994.74896106      1.07187522   4.23903773   5.31091295          993.67708584      B6        5.113698 %
R        36228FML7      0.00000000      0.00000000   0.00000000   0.00000000            0.00000000      R         5.093926 %
TOTALS                724.14718347     89.70833532   2.63829273  92.34662805          634.43884815
----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                        354,773,508.78
                                        Pool 2 Mortgage Loans                                         53,024,414.33

Sec. 4.01(c)    Available Distribution                                                                59,647,408.75
                                        Principal Distribution Amount                                    488,858.48
                                        Principal Prepayment Amount                                   57,172,920.67

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                           50,851,261.17
                                        Group 2 Prepayments                                            6,321,659.50

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                    10,405,562.72
                                        Class A1-2                                                    40,445,698.45
                                        Class A1-3                                                     5,028,074.58
                                        Class A2                                                       6,321,659.50
                                        Class B1                                                               0.00
                                        Class B2                                                               0.00
                                        Class B3                                                               0.00
                                        Class B4                                                               0.00
                                        Class B5                                                               0.00
                                        Class B6                                                               0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month         284,142.00
                                                              Accrued and Paid from Prior Months               0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month               0.00
                                                              Accrued and Paid from Prior Months               0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month       1,115,022.59
                                                              Accrued and Paid from Prior Months               0.00
                                        Class A2
                                                              Accrued and Paid for Current Month         219,646.69
                                                              Accrued and Paid from Prior Months               0.00
                                        Class X1
                                                              Accrued and Paid for Current Month         255,888.73
                                                              Accrued and Paid from Prior Months               0.00
                                        Class X2
                                                              Accrued and Paid for Current Month          33,926.84
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B1
                                                              Accrued and Paid for Current Month          25,805.82
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B2
                                                              Accrued and Paid for Current Month          23,942.58
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B3
                                                              Accrued and Paid for Current Month          10,898.57
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B4
                                                              Accrued and Paid for Current Month           5,451.40
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B5
                                                              Accrued and Paid for Current Month           5,447.16
                                                              Accrued and Paid from Prior Months               0.00
                                        Class B6
                                                              Accrued and Paid for Current Month           5,457.21
                                                              Accrued and Paid from Prior Months               0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                137,488.39
                                        Trustee Fee Paid                                                     969.71

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                0.00
                                        Current Period Reimbursed Advances                                     0.00
                                        Aggregate Unreimbursed Advances                                        0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                0.00
                                        Current Period Reimbursed Advances                                     0.00
                                        Aggregate Unreimbursed Advances                                        0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                    891
                                        Balance of Outstanding Mortgage Loans                        407,797,923.11


Sec. 4.01(l)                               Number and Balance of Delinquent Loans
                                            Group 1
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      1               176,250.00                  0.05 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                           Total                       1                   176,250.00                  0.05 %
                                            Group 2
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                            Total                          0                     0.00                  0.00 %
                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                      1               176,250.00                  0.04 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90+days                         0                     0.00                  0.00 %
                                            Total                          1               176,250.00                  0.04 %


Sec. 4.01(l)                               Number and Balance of REO Loans
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(l)                               Number and Balance of Loans in Bankruptcy
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %



Sec. 4.01(m)                               Number and Balance of Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00%
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                       488,858.48
                                                              Payoffs                                                55,967,986.35
                                                              Prepayments                                             1,204,934.32
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00
                                                              Realized Gains                                                  0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                        0.00
Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                        0.00
                                                              Class A2a                                                       0.00
                                                              Class A2b                                                       0.00
                                                              Class A2c                                                       0.00
                                                              Class X1                                                        0.00
                                                              Class X2                                                        0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                              95.890000 %
                                        Senior Prepayment Percentage                                                  100.000000 %
                                        Subordinate Percentage                                                          4.110000 %
                                        Subordinate Prepayment Percentage                                               0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                              96.880000 %
                                        Senior Prepayment Percentage                                                  100.000000 %
                                        Subordinate Percentage                                                          3.120000 %
                                        Subordinate Prepayment Percentage                                               0.000000 %

Aggregate
                                        Beginning Balance                                                           465,459,702.26
                                        Ending Balance                                                              407,797,923.11
                                        Net Wac                                                                            5.11914
                                        Weighted Average Maturity                                                           350.95
Groups
                                        Net Wac Group 1                                                                    5.09393
                                        Net Wac Group 2                                                                    5.29168

                                        Wam Group 1                                                                         350.99
                                        Wam Group 2                                                                         350.62

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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